Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2013. The undersigned hereby certify that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2013                                  /s/ Raul S. McQuivey
Raul S. McQuivey
President and Chief Executive Officer
(Principal Executive Officer)

Dated: November 14, 2013                                  /s/ Glen E. Goold
Glen E. Goold
Interim Chief Financial Officer
(Principal Accounting Officer)